EXHIBIT 99.1

1 Lender Presentation April 2020

Non - Reliance 2 NON - RELIANCE : Unless otherwise indicated or the context requires otherwise, the terms “Products Corporation,” “RCPC,” the “Company,” “we,” “our,” “ours” and “us” refer to Revlon Consumer Products Corporation and its subsidiaries . Unless otherwise indicated or the context requires otherwise, the term “Revlon” refers to Revlon, Inc . , our parent company . Unless otherwise indicated or the context requires otherwise, all financial data presented herein is of Revlon Consumer Products Corporation and its subsidiaries . The materials presented in this presentation have been prepared based on information provided by the Company’s management . Certain of the financial data and information contained in this presentation is unaudited and has been prepared from the Company’s internal management reporting systems and may not reflect all actual costs to operate the respective brands . Making certain allocations of costs to various brands involves the use of management’s judgment and involves a degree of estimation and assumption ; thus such allocations, while made in good faith, are subject to variance and may not reflect all actual costs to operate the respective brands . While the information included herein is believed to be reliable, the Company does not make any representations or warranties, expressed or implied, as to the accuracy or completeness of such information contained herein or made available, orally or in writing, in connection with the financing transaction described in this presentation (the “Financing Transactions”), and nothing contained herein is, or shall be relied upon as, a promise or representation, whether as to the past or to the future . This presentation does not purport to contain all of the information that may be required to evaluate the Financing Transactions and any recipient hereof should conduct its own independent analysis of the Financing Transactions and the data contained or referred to herein . Additionally, the business and financial information and materials and any other statement or disclosure on, or made available through, the Company’s websites, or other websites referred to herein, shall not be incorporated by reference herein unless specifically identified as such .

Non - GAAP Financial Measures 3 NON - GAAP FINANCIAL MEASURES : Adjusted Net Sales, Direct Contribution and Adjusted EBITDA are non - GAAP financial measures that are reconciled in the table(s) attached as an appendix to this presentation to their respective most directly comparable GAAP measure, being net sales, operating income (loss) and net income (loss) . Adjusted Net Sales of the respective brands are GAAP net sales attributable to such brands, adjusted for the Oxford ERP disruption - related charges . Direct Contribution is GAAP operating income attributable to the respective brands, adjusted for : (1) non - operating items which primarily include restructuring and related charges ; acquisition, integration, and divestiture costs ; financial control remediation actions and related charges ; the Oxford ERP disruption - related charges ; and gain (loss) on divested assets ; and (2) indirect selling, general and administrative costs, which primarily include indirect departmental costs and amortization of intangibles . Contribution Margin is Direct Contribution divided by the respective brands’ Adjusted Net Sales . The Company defines EBITDA as income from continuing operations before interest, taxes, depreciation, amortization, gains/losses on foreign currency fluctuations, gains/losses on the early extinguishment of debt and miscellaneous expenses (the foregoing being the “EBITDA Exclusions”) . The Company presents Adjusted EBITDA to exclude the EBITDA Exclusions, as well as the impact of non - cash stock - based compensation expense and certain other non - operating items that are not directly attributable to the Company's underlying operating performance (the “Non - Operating Items”) . The Company uses Adjusted Net Sales and Direct Contribution as performance measures to evaluate the ability of BrandCos to service their debt and pay dividends to the Company and its other subsidiaries . The Company's management uses Adjusted EBITDA as an operating performance measure, and (in conjunction with GAAP financial measures), as an integral part of its reporting and planning processes and to, among other things : ( i ) monitor and evaluate the performance of the Company's business operations, financial performance and overall liquidity ; (ii) facilitate management's internal comparisons of the Company's historical operating performance of its business operations ; (iii) facilitate management's external comparisons of the results of its overall business to the historical operating performance of other companies that may have different capital structures and debt levels ; (iv) review and assess the operating performance of the Company's management team and, together with other operational objectives, as a measure in evaluating employee compensation, including bonuses and other incentive compensation ; (v) analyze and evaluate financial and strategic planning decisions regarding future operating investments ; and (vi) plan for and prepare future annual operating budgets and determine appropriate levels of operating investments . The Company believes that these measures are useful for investors for the same reasons . These non - GAAP financial measures should not be considered in isolation or as a substitute for their most directly comparable as reported measures prepared in accordance with GAAP and, along with the other information in this presentation, should be read in conjunction with the Company's financial statements and related footnotes contained in documents filed with the U . S . Securities and Exchange Commission . Other companies may define such non - GAAP financial measures differently .

Forward Looking Statements 4 FORWARD - LOOKING STATEMENTS : This presentation includes the Company’s plans, projected financial results and liquidity, expected synergies, strategies, focus, beliefs and expectations, which are forward - looking and subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 . Some of the forward - looking statements in this presentation can be identified by the use of forward - looking terms such as "believes," "expects," “projects," “forecasts,” “may,” "will," "estimates," "should," “would,” "anticipates," "plans" or other comparable terms . Forward - looking statements speak only as of the date they are made and, except for the Company’s ongoing obligations under the U . S . federal securities laws, the Company does not undertake any obligation to publicly update any forward - looking statement, whether to reflect actual results of operations ; changes in financial condition ; changes in results of operations and liquidity, changes in general U . S . or international economic or industry conditions ; changes in estimates, expectations or assumptions ; or other circumstances, conditions, developments or events arising after the date of this presentation . You should not rely on forward - looking statements as predictions of future events . The Company is providing the certain forward - looking information in this presentation solely to provide investors with certain useful information to assist them with evaluating the proposed Financing Transactions . This information should not be considered in isolation or as a substitute for the Company’s as reported financial results prepared in accordance with U . S . GAAP . This forward - looking information should be read in conjunction with the Company’s financial statements and related footnotes filed with the SEC . The forward - looking statements in this presentation include, without limitation, the Company’s beliefs, expectations and/or estimates about the Company’s plans : ( i ) to consummate the Financing Transactions ; (ii) to use the proceeds of the Financing Transactions to repay in full indebtedness outstanding under Products Corporation’s 2019 Term Loan Facility, to pay fees and expenses in connection with the Financing Transactions and to the extent of any excess, for general corporate purposes ; (iii) the expected terms and conditions of the Financing Transactions ; (iv) the Company’s plans to implement the Revlon 2020 Restructuring Program, including (A) its expectation and belief that the Revlon 2020 Restructuring Program will reduce the Company’s selling, general and administrative expenses, as well as cost of goods sold, improve the Company’s gross profit and Adjusted EBITDA and maximize productivity, cash flow and liquidity, as well as rightsizing the organization and operating with more efficient workflows and processes and that the leaner organizational structure will improve communication flow and cross - functional collaboration, leveraging the more efficient business processes ; (B) the Company’s expectation that the Revlon 2020 Restructuring Program will result in the elimination of approximately 1 , 000 positions worldwide including approximately 650 current employees and approximately 350 open positions ; (C) the Company’s expectation that it will substantially complete the employee - related actions by the end of 2020 and the other consolidation and outsourcing actions during 2021 and 2022 ; (D) the Company’s expectations regarding the amount and timing of the 2020 restructuring charges and payments related to the Revlon 2020 Restructuring Program, including that : (1) it will recognize during 2020 approximately $ 55 million to $ 65 million of total pre - tax restructuring and related charges and in addition restructuring charges in the range of $ 65 million to $ 75 million to be charged and paid in the period of 2021 to 2022 ; and (2) substantially all of the 2020 restructuring charges will be paid in cash generated by the business ; and (E) the Company’s expectations that as a result of the Revlon 2020 Restructuring Program, the Company will deliver in the range of $ 200 million to $ 230 million of annualized cost reductions by the end of 2022 , with approximately 60 % of these annualized cost reductions to be realized from the headcount reductions occurring in 2020 , including the Company’s expectations that during 2020 , the Company will realize approximately $ 105 million to $ 115 million of in - year cost reductions ; and (v) the Company’s expectations regarding its future financial results, liquidity, supply chain and operational status, taking into account the impact of the COVID - 19 pandemic .

Forward Looking Statements (Continued) 5 The Company’s actual results may differ materially from such forward - looking statements for a number of reasons, including, without limitation, as a result of the risks described and other items in the Company’s filings with the SEC, including RCPC’s 2019 Annual Report on Form 10 - K, Quarterly Reports on Form 10 - Q and Current Reports on Form 8 - K that it has filed or will file with the SEC during 2019 and 2020 (which may be viewed on the SEC's website at http : //www . sec . gov) . Other important factors could also cause the Company’s actual results to differ materially from those indicated by expected results, including, without limitation, risks and uncertainties relating to : ( i ) the Financing Transactions not being timely completed, if completed at all ; (ii) risks associated with the Company’s plans to use the proceeds of the Financing Transactions which could cause difficulties and/or delays in repaying certain long - term indebtedness ; (iii) the Company’s inability to complete the Financing Transactions on the expected terms or completing the Financing Transactions on terms that are less favorable to the Company than as set forth in this presentation or as the Company otherwise currently expects ; (iv) difficulties, delays or the inability of the Company to successfully complete the Revlon 2020 Restructuring Program, in whole or in part, which could result in less than expected operating and financial benefits from such actions, including, without limitation, difficulties, delays or the inability of the Company to realize, in whole or in part, the anticipated benefits from the Revlon 2020 Restructuring Program, such as difficulties with, delays in or the Company’s inability to generate certain reductions in its selling, general and/or administrative expenses and/or eliminate certain positions, delays in completing the Revlon 2020 Restructuring Program, which could reduce the benefits realized from such activities, higher than anticipated restructuring charges and/or payments and/or changes in the expected timing of such charges and/or payments and/or less than anticipated annualized cost reductions from the Revlon 2020 Restructuring Program and/or changes in the timing of realizing such cost reductions, such as due to less than anticipated liquidity to fund such activities and/or more than expected costs to achieve the expected cost reductions ; and/or (v) difficulties with, delays in or the inability to achieve the Company’s expected results, such as due to, among other things, the Company’s business experiencing greater than anticipated disruptions due to COVID - 19 related uncertainty or other related factors making it more difficult to maintain relationships with employees, business partners or governmental entities and/or other unanticipated circumstances, trends or events affecting the Company’s financial performance, including decreased consumer spending in response to the COVID - 19 pandemic and related conditions and restrictions, weaker than expected economic conditions due to the COVID - 19 pandemic and its related restrictions and conditions continuing for periods longer than currently estimated or COVID - 19 expanding into more territories than currently anticipated, or other weakness in the consumption of beauty - related products, lower than expected acceptance of the Company’s new products, adverse changes in foreign currency exchange rates, decreased sales of the Company’s products as a result of increased competitive activities by the Company’s competitors and/or decreased performance by third party suppliers . Factors other than those referred to above could also cause the Company’s results to differ materially from expected results .

6 Today’s Presenters Name Title Company Debra Perelman President & CEO Victoria Dolan Chief Financial Officer Serge Jureidini Chief Marketing Officer Drew Weisman Managing Director

7 Transaction Overview ▪ Revlon Consumer Products Corporation (“RCPC”), the direct wholly - owned operating subsidiary of Revlon, Inc. (“Revlon” and together with RCPC and its subsidiaries, the “Company”) is soliciting the support of its lenders under the 2016 Term Loan to effectuate a recapitalization transaction (the “Transaction”) ▪ The Transaction will enhance liquidity, improve the Company’s maturity profile, and position the Company for future success ▪ An Ad Hoc Lender Group (“AHG Lenders”) has agreed to support the Transaction via a fully backstopped financing commitment and their consent to amend the 2016 Term Loan ▪ The Transaction includes the following key elements: ‒ RCPC will contribute certain intellectual property related to Elizabeth Arden, American Crew, and certain owned Portfolio Group brands and owned Fragrance brands (collectively, the “ BrandCo Collateral”) into a Restricted Subsidiary (“ BrandCo ”) and/or its Restricted Subsidiaries ‒ Issuance of a new money $850.0 million First Lien Term Loan (“New Money Term Loan”) secured by a first priority lien on BrandCo Collateral and pari passu liens on 2016 Term Loan collateral ‒ Fully backstopped by the AHG Lenders including $800.0 million of new money and $50.0 million of AHG bond purchase ‒ Participation in the New Money Term Loan will be offered to all 2016 Term Loan lenders ‒ Proceeds used to (i) provide liquidity for general corporate purposes, (ii) refinance the Company’s 2019 Term Loan, and (iii) to pay transaction fees and expenses ‒ Issuance of a new $950.0 million Second Lien Term Loan (“Roll - Up Term Loan”) secured by second priority liens on BrandCo Collateral and pari passu liens on 2016 Term Loan collateral ‒ Offered to all 2016 Term Loan lenders that commit to the New Money Term Loan ‒ Proceeds to refinance certain 2016 Term Loan obligations ‒ Additionally, a Third Lien Term Loan (“Junior Roll - Up Term Loan”, and together with the New Money Term Loan and the Roll - Up Term Loan, the “New Term Loans”) secured by third priority liens on BrandCo Collateral and pari passu liens on 2016 Term Loan collateral ‒ Amount to be based on certain participations in the 2016 Term Loan amendment and extension ‒ Amendment and extension of the Company’s 2016 Senior Secured Term Loan (“2016 Term Loan”) to (i) extend the maturity to June 30, 2025 (subject to springing maturity) and (ii) allow for the Transaction

8 Transaction Overview (Continued) Financing Mechanics ▪ $878.0 million of New Money Term Loan (includes PIK commitment fee) will be issued via a direct placement to the AHG Lenders and syndication of the remaining principal to all 2016 Term Loan lenders (including the AHG Lenders) ‒ Syndicated portion has been backstopped by the AHG Lenders (the “Backstopped New Money Term Loan Portion”) ▪ $950.0 million of Roll - Up Term Loan ‒ In connection with financing commitments, the AHG Lenders will fund $347.4 million principal amount of Roll - Up Term Loan, the proceeds of which will be used by RCPC to purchase an equivalent amount of 2016 Term Loan from the AHG Lenders ‒ The remaining $602.6 million principal amount of Roll - Up Term Loan will be offered pro rata to all 2016 Term Loan lenders participating in the syndication based on their respective New Money Term Loan commitments (including the AHG Lenders) ‒ Participating Lenders will be entitled to receive approximately 0.75:1.00 of their New Money Commitment in Roll - Up Term Loan but no less than their pro rata share of the Backstopped New Money Term Loan Portion ‒ There is no minimum new money commitment amount and all lenders will be protected on their pro rata portion of new money and associated roll - up ‒ To the extent any 2016 Term Loan lenders do not participate, their entitled share will be allocated to the AHG Lenders’ Backstopped New Money Term Loan Portion ‒ Each Participating Lender will be entitled to fund additional Roll - Up Term Loan within three years from Closing to the extent their Roll - Up amount is in excess of their existing 2016 Term Loan holdings Amendment ▪ The 2016 Term Loan will be amended to extend maturities to June 30, 2025 (provided not more than $75.0 million of non - extended 2016 Term Loans remain thereafter and subject to a springing maturity 3 months ahead of the August 2024 maturity of the 6.25% Senior Notes if more than $100.0 million remains outstanding) and to permit: ‒ Incurrence of the New Term Loans and security package ‒ Other terms and conditions as described in the Summary Term Sheet ▪ New Money Participating Lenders will receive pro rata Roll Up Term Loan, 50 bps consent fee, and extend their remaining 2016 Ter m Loan ▪ Non - Participating Lenders that extend their 2016 Term Loan will receive a 50 bps consent fee and up to 25% of existing 2016 Term Loan holdings into a Junior Roll - Up Term Loan if consents are received by 3:00 p.m. prevailing time in New York City, Thursday, April 16 th ▪ Non - Participating Lenders that do not extend but consent to the amendment will receive a 50 bps consent fee with no Junior Roll - Up Term Loan ▪ Commitments and/or consents are due no later than 3:00 p.m. prevailing time in New York City on Friday, April 17 th

Sources & Uses and Pro Forma Capitalization

($ Millions)

Sources and Uses of Funds

Sources		Uses	
New Money Term Loan (includes PIK Commitment Fee)	$878.0	Purchase of Existing Term Loans	$950.0
Roll-Up Term Loan	950.0	Refinancing of 2019 Term Loan Facility	234.7
		AHG Bond Purchase	50.0
		New Money Term Loan PIK Commitment Fee	28.0
		Financing Fees and Expenses	34.8
		Cash to Balance Sheet	530.5
Total Sources	**$1,828.0**	**Total Uses**	**$1,828.0**

Capitalization

	Current 12/31/2019	Pro Forma 12/31/2019	Maturity
Cash & Cash Equivalents	**$55.4**[1]	**$585.9**	
2016 ABL Revolver ($441.5 million)[2]	353.5[1]	353.5	Apr-20 / Sep-21
2018 Foreign Asset-Based Term Facility	82.3	82.3	Jul-21
2016 Term Loan	1,713.6	763.6	Jun-25[3]
2019 Term Loan	200.0	-	Aug-23
Spanish Government Loan	0.4	0.4	2025
New Money Term Loan (includes PIK Commitment Fee)	-	878.0	Jun-25
Roll-Up Term Loan	-	950.0	Jun-25
Total Secured Net Debt	**$2,294.4**	**$2,441.9**	
5.75% Senior Unsecured Notes	500.0	450.0	Feb-21
6.25% Senior Unsecured Notes	450.0	450.0	Aug-24
Total Net Debt	**$3,244.4**	**$3,341.9**	
FY 2019 Adj. EBITDA[4]	**$266.1**	**$266.1**	

[1] Reflects outstanding balance as of March 27th, 2020.
[2] Includes a $41.5 million Tranche B of ABL Revolver that has a maturity of April 2020. In current discussion with existing lenders to extend maturity.
[3] Reflects extended maturity of Existing Term Loan Facility.
[4] Adjusted EBITDA is a non-GAAP measure reconciled to its most directly comparable GAAP measure in the appendices attached. See also "NON-GAAP FINANCIAL MEASURES" on page 3.

REVLON

9

Pro Forma Organizational Chart 10 Guarantor (solely for New Money Term Loan and Roll - up Term Loan) Borrower Guarantor Revlon Inc. Revlon Consumer Products Corporation (“RCPC”) Other subsidiaries Guarantor Subsidiaries Beautyge II ( BrandCo ) Beautyge I (BrandCo Holdings) $441.5 million 2016 ABL Revolver $763.6 million Existing / Extended 2016 Term Loan $450.0 million 5.75% Senior Notes due 2021 $450.0 million 6.25% Senior Notes due 2024 $878.0 million New Money Term Loan (includes PIK Commitment Fee) $950.0 million Roll - Up Term Loan $[ ] million Junior Roll - Up Term Loan $82.7 million Other Debt BrandCo Subsidiaries BrandCo Collateral * *The New Term Loans will be secured by First, Second, and Third priority liens on BrandCo Collateral and pari passu liens on RemainCo Collateral.

Summary of Terms

	New Money Term Loan	Roll-Up Term Loan	Junior Roll-Up Term Loan
Borrower:	Revlon Consumer Products Corporation ("RCPC" or the "Borrower")		
Facilities:	$878.0 million New BrandCo Term Loan (includes PIK Commitment Fee) ("New Money Term Loan")	$950.0 million Roll-Up BrandCo Term Loan ("Roll-Up Term Loan")	$[ ] million Roll-Up BrandCo Term Loan ("Junior Roll-Up Term Loan")
Maturity:	June 30, 2025 (subject to a springing maturity 3 months ahead of the August 2024 maturity of the 6.25% Senior Notes if more than $100.0 million remains outstanding)		
Guarantors:	Beautyge II, LLC a Delaware limited liability company ("BrandCo"), Beautyge I, an exempted company incorporated in the Cayman Islands and the direct parent of BrandCo ("BrandCo Holdings"), any subsidiaries of BrandCo, and the obligors under the 2016 Term Loan		
Security:	Secured on a first lien basis by the BrandCo Collateral and a 34% equity pledge of any Non-Guarantor subsidiaries directly owned by a Guarantor (subject to certain exceptions), and pari passu with RemainCo Collateral	Secured on a second and third lien basis by the BrandCo Collateral and pari passu with the New Money Term Loan by a 34% equity pledge of any Non-Guarantor subsidiaries directly owned by a Guarantor (subject to certain exceptions), and pari passu with RemainCo Collateral	
Interest Rate:	L + 10.50% plus 2.00% PIK	L + 3.50% (Same as 2016 Term Loan)	
LIBOR Floor:	1.50%	0.75% (Same as 2016 Term Loan)	
Amortization:	1.0% per annum with remainder at maturity		
Optional Prepayments:	Non-callable in first 2 years; 75% of the applicable margin, plus adjusted LIBOR in Year 3; 50% of the applicable margin, plus adjusted LIBOR in Year 4; and at par thereafter 102.5% Special Mandatory Call for Specified Asset Sales within 12 months of Closing	No premium	
Mandatory Prepayments:	Same as 2016 Term Loan except that net cash proceeds from the sale of BrandCo Collateral shall be applied (i) first to the New Money Term Loan, (ii) then to the Roll-Up Term Loan, (iii) then to the Junior Roll-Up Term Loan, (iv) then to the Extended 2016 Term Loan, and (iv) then to the Existing 2016 Term Loan		
Financial Covenant:	None, but includes provisions from the 2019 Term Loan regarding trapped cash, which permits restricted payments from BrandCo unless, after a one-year holiday, the aggregate net sales of licensed products of BrandCo Collateral decline over 30% with respect to (i) net sales for Q4 2020 and Q1 2021 taken together on an annualized basis, relative to net sales for Q4 2020, Q1 2021, and Q2 2021 taken together on an annualized basis for the Q2 2021 test period, (ii) net sales for Q4 2020, Q1 2021, and Q2 2021 taken together on an annualized basis, relative to net sales for LTM Q3 2021 for the Q3 2021 test period, and (iii) LTM net sales for test periods thereafter		
Affirmative and Negative Covenants:	Customary for facilities of this type; Additionally, the Borrower will be permitted to roll-up the 6.25% Senior Notes due 2024 on a *second lien* basis up to $450.0 million at any time, and on a *pari passu* basis for (i) up to $225.0 million if EBITDA[1] is between $375.0 million and $425.0 million and (ii) up to $450.0 million if EBITDA[1] is greater than $425.0 million		

[1] *EBITDA is a non-GAAP measure that will be defined in the Credit Agreement.*

11

REVLON

12 Transaction Timeline April 2020 S M T W T F S 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 Event Date Lender Call April 14 th Early Consents April 16 th Commitments / Consents Due April 17 th Closing Date Week of April 20 th US Holiday Key Date March 2020 S M T W T F S 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31

Overview of BrandCo Collateral

Overview

$960M 2019A Net Sales	$291M 2019A Direct Contribution
30% 2019A Contribution Margin	

Key Highlights

- Portfolio of iconic, leading brands diversified across key high growth categories, channels and geographies
- Strong exposure to fast-growing beauty markets and maintains a diversified, global presence with relationships globally across key retailers
- Elizabeth Arden maintains a true omni-commerce model with an established DTC platform
- Attractive financial profile and driving growth initiatives to capitalize on significant whitespace opportunities

2019A Sales Mix

Brand



CND 6%
Multicultural Group 7%
Almay 8%
American Crew 8%
Mitchum 8%
Owned Fragrance Portfolio 8%
Elizabeth Arden 54%

Geography



Pacific 4%
LatAm 2%
Asia 17%
North America 46%
EMEA[1] 31%

Source: Internal Management data.
Note: Financials exclude Jean Nate Fragrance. Direct Contribution and Contribution Margin are non-GAAP measures reconciled to their respective most directly comparable GAAP measure in the appendices attached. See also "NON-GAAP FINANCIAL MEASURES" on page 3.
[1] EMEA includes Global Travel Retail.

13

REVLON

Hfs6 $80M 2019A Net Sales $42M 2019A Direct Contribution #1 US Mass Fragrance Player . . Select Portfolio Brands 2 Overview of BrandCo Collateral (Continued) Portfolio of prestige franchises focused on skincare, color and fragrance products $520M 2019A Net Sales $134M 2019A Direct Contribution $1bn Retail Sales 1 The leading global Official Supplier to Men TM of superior grooming products, with strong stylist endorsements $79M 2019A Net Sales $35M 2019A Direct Contribution #1 Global Men’s Professional Hair Brand Portfolio of prestige beauty brands including Elizabeth Arden skincare, color and fragrance products and its professional line, Elizabeth Arden PRO $281M 2019A Net Sales $79M 2019A Direct Contribution Market Leading Brands Across Distinct Categories 14 Owned Fragrance Portfolio 2 Source: Internal Management data. Ranking data from Kline 2018 and Nielsen. Note: Financials exclude Jean Nate Fragrance. Direct Contribution is a non - GAAP measure reconciled to its most directly comparable GAAP measure in the appendices attached. See also “NON - GAAP FINANCIAL MEASURES” on page 3. 1 Reflects estimated receipts at point of sale for Elizabeth Arden SKUs. 2 Excludes certain licensed brands that do not constitute BrandCo Collateral.

Financial Overview

($ Millions)

FYE December 31,	2017A	2018A	2019A	% of 2019A Total
NET SALES				
Elizabeth Arden	$433.8	$490.1	$520.0	54.2%
Owned Fragrance Portfolio	95.0	83.8	79.6	8.3%
Mitchum	84.8	86.4 [2]	79.5	8.3%
American Crew	77.3	77.6	79.0	8.2%
Almay	82.2	91.0 [2]	74.9	7.8%
Multicultural Group [1]	62.5	62.8	64.9	6.8%
CND	84.3	84.9	61.5	6.4%
TOTAL NET SALES	**$919.8**	**$976.6**	**$959.5**	**100.0%**
TOTAL COGS	**($382.6)**	**($383.1)**	**($388.0)**	
GROSS MARGIN				
Elizabeth Arden	$266.1	$312.9	$329.4	57.6%
Owned Fragrance Portfolio	54.2	51.4	47.1	8.2%
Mitchum	34.8	36.2	30.7	5.4%
American Crew	53.4	55.3	58.1	10.2%
Almay	39.9	50.2	33.4	5.8%
Multicultural Group [1]	34.4	32.7	34.2	6.0%
CND	54.3	54.9	38.5	6.7%
TOTAL GROSS MARGIN	**$537.2**	**$593.5**	**$571.5**	**100.0%**
Gross Profit Margin	*58.4%*	*60.8%*	*59.6%*	
DIRECT CONTRIBUTION				
Elizabeth Arden	$96.0	$125.4	$134.3	46.2%
Owned Fragrance Portfolio	45.0	42.9	42.0	14.4%
Mitchum	22.6	26.6	20.6	7.1%
American Crew	27.6	26.3	35.2	12.1%
Almay	2.3	14.5	12.0	4.1%
Multicultural Group [1]	20.5	20.4	23.6	8.1%
CND	26.5	28.7	23.3	8.0%
TOTAL DIRECT CONTRIBUTION	**$240.5**	**$284.8**	**$291.0**	**100.0%**
Direct Contribution Margin	*26.1%*	*29.2%*	*30.3%*	

Source: Internal Management data.
Note: Financials exclude Jean Nate Fragrance. Adjusted Net Sales, Direct Contribution and Contribution Margin are non-GAAP measures reconciled to their respective most directly comparable GAAP measure in the appendices attached. See also "NON-GAAP FINANCIAL MEASURES" on page 3.
[1] Multicultural Group "MCG" includes Creme of Nature, Lotta Body, Roux and Fanci-Full.
[2] Reflects Adjusted Net Sales.

15

REVLON

COVID - 19 Impact  Business Impact ▪ We anticipate a decline in net sales of approximately 16% in Q1 2020, which is consistent with guidance from our competitors. COVID impact accelerated in the latter half of March 2020, and we expect this trend to peak in the second quarter of 2020 ▪ However, the top - line impact is not uniform across the multiple, diverse business segments: ▪ We continue to experience strong growth in China primarily due to the strength of Elizabeth Arden being largely an online business and less dependent on brick and mortar retailers ▪ Travel Retail, Prestige and PRO (dependent on salons) are being significantly impacted globally ▪ The mass business is being impacted by a shift in consumer buying patterns from color cosmetics to AP/Deo, hair color, nail care and color and other beauty essentials both in store and online ▪ Impact of delayed shipments of components from China continues to be limited in scope and not material to overall production capabilities ▪ In the current environment, our three largest manufacturing facilities continue to operate unencumbered as well as our distribution centers around the world  Risk Mitigation Actions Financial ▪ Optimizing brand support ▪ Continuing to monitor the sales / order flow and periodically reevaluating the possibility to scale down or cancel programs ▪ Closely managing cash flow and liquidity; prioritizing cash to ensure no impact to production capabilities Organizational ▪ Preparing to furlough 40% of employees by location in the US across the commercial offices and 30% in factories ▪ Implemented a 4 - day work week in the US, resulting in a 20% reduction in base salaries; Executive Leadership Team and CEO base salary reduction at a higher rate ▪ Implemented a reduction in board fees ▪ Suspending merit increases, discretionary profit sharing contributions and 401(k) match ▪ Analyzing the possibility of implementing a 4 - day work week in Europe, Mexico and the Pacific ▪ Validating European countries work force subsidies 16

17 Revlon 2020 Restructuring Program ▪ Revlon is implementing a new global organizational restructuring program that is expected to deliver approximately $200 – $230 million of annualized cost reductions by the end of 2022 ‒ 60% of these cost reductions to be realized from headcount reductions occurring in 2020 ‒ The Company expects to eliminate 1,000 positions worldwide including 650 current employees and 350 open positions ‒ $105 – $115 million of cost reductions are expected to be realized in 2020 ▪ As part of the restructuring program, the Company also expects to recognize: ‒ In 2020, $55 – $65 million of pre - tax restructuring and related charges for severance, retention, and other contractual termination costs ‒ An additional $65 – $75 million of charges to be paid in 2021 to 2022 relating to other consolidation and outsourcing initiatives ‒ The Company expects that substantially all of these restructuring charges will be supported by cash generated by the business ▪ The program will result in a leaner organization with enhanced communication flow and cross - functional collaboration leveraging business processes designed to maximize productivity, margins, cash flow, and liquidity

18 Brand Overviews

Elizabeth Arden – Overview

Brand Overview

$520M 2019A Net Sales	$134M 2019A Direct Contribution
26% 2019A Contribution Margin	

Brand Highlights

~$1B Retail Sales[1]

+17% Direct Contribution CAGR since 2016

32% Weight of E-commerce Sales

22% Weight of China

+38% YoY Growth in Asia

Product Franchises

Four Franchises Represent Two-Thirds of Elizabeth Arden Business

Ceramide



Prevage



Green & White Tea



Eight Hour



Consumer Overview

Western Markets



- Stable net sales trajectory with softness in traditional department store channel offset by e-commerce
- Strong brand recognition and trust reinforced by Red Door heritage
- Core consumer target age: 35-59

Asia



- Strong digital engagement driven by skincare and opportunity for brick and mortar expansion
- Younger, digitally savvy consumer
- Core consumer target age: 25-49

Source: Internal Management data.
Note: Direct Contribution and Contribution Margin are non-GAAP measures reconciled to their respective most directly comparable GAAP measure in the appendices attached. See also "NON-GAAP FINANCIAL MEASURES" on page 3.
[1] Reflects estimated receipts at point of sale for Elizabeth Arden SKUs.

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Elizabeth Arden – Overview (Continued)

Shift to E-Commerce

US



~30% E-Commerce

UK



~40% E-Commerce

Korea



~15% E-Commerce

China



~85% E-Commerce

Tmall Largest Growth Contributor in China


Retail Sales[1]
Tmall
$15
$26
$44
$83
2016A
2017A
2018A
2019A

The Consumer

Momentum Driven by a Digitally-Engaged Younger Consumer

The Elizabeth Arden woman wants to look as vibrant and youthful as she feels. She is dynamic, independent and confident

She has high expectations, insisting on proven technologies that deliver visible results

Self-care is a priority. She actively evaluates her skincare routine and is on the watch for the latest innovation and science

Source: Internal Management data.
Note: $ in millions. Percentages reflect % of 2019 net sales.
[1] Reflects estimated receipts at point of sale for Elizabeth Arden SKUs.

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96 125 134 2017A 2018A 2019A  2019A Sales Mix Elizabeth Arden – Financial Overview 21  Net Sales  Direct Contribution and Margin 22% 26% 26% Source: Internal Management data. Note: Direct Contribution and Contribution Margin are non - GAAP measures reconciled to their respective most directly comparable GAAP measure in the appendices attached. See also “NON - GAAP FINANCIAL MEASURES” on page 3. 1 EMEA includes Global Travel Retail. 434 490 520 2017A 2018A 2019A ($ Millions) Skincare 66% Fragrance 29% Color Cosmetics 5% EMEA 39% Asia 32% North America 23% Pacific 5% LatAm 1% Brick & Mortar 68% E - Commerce 32% Geography Key Subcategories Channel 1

Almay – Overview

Brand Overview

$75M 2019A Net Sales	**$12M** 2019A Direct Contribution
16% 2019A Contribution Margin	

Brand Highlights

The Clean Beauty Pioneer in Mass Cosmetics

- Of 10,000+ cosmetic ingredients to choose from, Almay uses <500 while never sacrificing performance
- Problem/solution makeup for effortless beauty applications
- Rebranding in 2019 emphasizes brand promise: Hypoallergenic, Fragrance-Free, Cruelty-Free, Dermatologist and Ophthalmologist tested

Product Franchises



Eye | Face | Lip | Makeup Remover

Consumer Overview

- 76% of Consumers say "ECO-FRIENDLY" is somewhat to very important[1]
- 82% of Consumers say "DOES NOT TEST ON ANIMALS" is somewhat to very important[2]
- 71% of Consumers say "SOCIALLY & ENVIRONMENTALLY RESPONSIBLE" is somewhat to very important[2]

Source: Internal Management data.
Note: Direct Contribution and Contribution Margin are non-GAAP measures reconciled to their respective most directly comparable GAAP measure in the appendices attached. See also "NON-GAAP FINANCIAL MEASURES" on page 3.
[1] Influenster Green Beauty Report.
[2] Cleaning up Beauty. L2's Digital IQ index 2018, Search volume Q3 2017-Q3 2018.

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Almay – Overview (Continued)

Brand Positioning: Clean Beauty

Almay was the First Brand to:

- ✓ Make hypoallergenic cosmetics
- ✓ Make 100% fragrance-free products
- ✓ Disclose all ingredients used
- ✓ Perform safety testing for allergy and irritation
- ✓ Formulate for contact lens wearers

Distribution Overview

Key Retailers:

CVS Health

Walgreens

Walmart

target

In-Store Customer Displays:





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23

2 14 12 2017A 2018A 2019A 82 91 75 2017A 2018A 2019A  2019A Sales Mix Almay – Financial Overview 24  Net Sales  Direct Contribution and Margin 3% 16% 16% Source: Internal Management data; Nielsen. Note: Adjusted Net Sales, Direct Contribution and Contribution Margin are non - GAAP measures reconciled to their respective most directly comparable GAAP measure in the appendices attached. See also “NON - GAAP FINANCIAL MEASURES” on page 3. 1 Reflects Adjusted Net Sales. 2 EMEA includes Global Travel Retail. ($ Millions) North America 93% Latin America 6% EMEA 1% Color Cosmetics 82% Makeup Removers 15% APDEO 3% Geography Category 1 2

Mitchum – Overview

Brand Overview

$80M 2019A Net Sales	**$21M** 2019A Direct Contribution
26% 2019A Contribution Margin	

Brand Highlights

#3 Women's Brand in the UK

#4 Brand in the UK

#4 Brand in South Africa

#4 Brand for Consumer Loyalty in US

Product Franchises



Gel

Roll-on

Stick / Solid

Aerosol & Other

Consumer Overview

Consumer Purchase Criteria



Effectively prevents odor 99%
Provides long lasting protection 99%
Effectively prevents wetness 97%
Does not irritate skin 96%
Does not leave white marks on clothing 88%
Does not leave my shirt discolored 82%
Does not leave my skin sticky or greasy 80%
Helps me feel confident 74%
Is a good price 69%

Source: Internal Management data. Ranking data from Euromonitor, Nielsen, Kline, IRI. Mitchum Tracking Final Report-US.
Note: Direct Contribution and Contribution Margin are non-GAAP measures reconciled to their respective most directly comparable GAAP measure in the appendices attached. See also "NON-GAAP FINANCIAL MEASURES" on page 3.

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Mitchum – Overview (Continued) 26 Source: Internal Management data, Nielsen, IRI. Note: US consumer loyalty represents FY 2018 data as per Nielsen panel data. UK total rank represents YTD through September 2019 as per Nielsen. Rank in South Africa represents YTD through September 2019 as per IRI.  Brand Positioning  Distribution Overview Maximum efficacy performance gives you the confidence to embrace life & celebrate being closer to others Top 4 APDEO brand in the United Kingdom and South Africa Among the fastest growing APDEO brands in the United Kingdom and South Africa 31.2% Loyalty Rate #4 brand #4 brand Three Key Markets for Mitchum: United States United Kingdom South Africa Differentiated brand built on performance and trust x x

23 27 21 2017A 2018A 2019A 85 86 80 2017A 2018A 2019A  2019A Sales Mix Mitchum – Financial Overview 27  Net Sales  Direct Contribution and Margin 27% 31% 26% ($ Millions) Gel 33% Stick / Solid 25% Roll On 24% Aerosol 15% Other 3% Female 55% Male 45% North America 50% EMEA 41% Pacific 8% ROW 1% Male / Female Split Key Subcategories Geography 1 Source: Internal Management data. Note: Adjusted Net Sales, Direct Contribution and Contribution Margin are non - GAAP measures reconciled to their respective most directly comparable GAAP measure in the appendices attached. See also “NON - GAAP FINANCIAL MEASURES” on page 3. 1 Reflects Adjusted Net Sales. 2 EMEA includes Global Travel Retail. 2

28 CND – Overview  Product Franchises  Consumer Overview $61M 2019A Net Sales $23M 2019A Direct Contribution 38% 2019A Contribution Margin #2 Global Professional Nail Brand #1 Professional Gel Nail Polish 40 th Anniversary Nail Color Nail Enhancements Care Products CND Shellac CND Vinylux  Brand Overview  Brand Highlights The Nail Brand of Choice Among Professionals and Consumers Globally Brand Positioning: Long - lasting perfectly polished nails on the cutting edge of education, technology and fashion Source: Internal Management data. Ranking data from Kline 2018. Note: Direct Contribution and Contribution Margin are non - GAAP measures reconciled to their respective most directly comparable GAAP measure in the appendices attached. See also “NON - GAAP FINANCIAL MEASURES” on page 3.

26 29 23 2017A 2018A 2019A 84 85 61 2017A 2018A 2019A 29 Source: Internal Management data. Note: Direct Contribution and Contribution Margin are non - GAAP measures reconciled to their respective most directly comparable GAAP measure in the appendices attached. See also “NON - GAAP FINANCIAL MEASURES” on page 3. 1 Other includes accessories and electronic nail accessories and products. 2 EMEA includes Global Travel Retail. CND – Financial Overview 31% 34% 38%  Net Sales  Direct Contribution and Margin  2019A Sales Mix ($ Millions) Gel 44% Enhancements 19% Nail Polish 17% Treatment 15% Other 4% North America 65% EMEA 30% ROW 4% Professional 89% Mass 11% Geography Subcategory Channel 2 1

30 Source: Internal Management data. Note: Multicultural Group “MCG” includes Creme of Nature, Lotta Body, Roux and Fanci - Full. Direct Contribution and Contribution Margin are non - GAAP measures reconciled to their respective most directly comparable GAAP measure in the appendices attached. See also “NON - GAAP FINANCIAL MEASURES” on page 3. Multicultural Group – Overview Four brands are managed as one business unit Total Multicultural Group 2019A: $65M Net Sales and 36% Contribution margin Styling products at affordable prices. Focus on hydration with key ingredients coconut and shea oils Salon quality temporary hair color and care solutions Temporary hair color that provides a simple, everyday solution for blending greys 2019A Net Sales: $8M 2019A Net Sales: $6M 2019A Net Sales: $1M Broad portfolio across styling, shampoo & conditioner, color, treatments & relaxers. Focus on natural ingredients 2019A Net Sales: $50M

31 Source: Internal Management data. Rankings from IRI for the 52 weeks ending 1 - Dec - 2019. Note: Direct Contribution and Contribution Margin are non - GAAP measures reconciled to their respective most directly comparable GAAP measure in the appendices attached. See also “NON - GAAP FINANCIAL MEASURES” on page 3. Creme of Nature Overview  Creme of Nature Franchises  Creme of Nature Consumer Overview $50M 2019A Net Sales $18M 2019A Direct Contribution 37% 2019A Contribution Margin #4 Multicultural Hair Brand in the US #1 in Edge Control 1st Multicultural Brand with Argan Oil Creme of Nature Argan Oil Certified Natural Ingredients Creme of Nature Pure Honey Trusted for more than 40 years, Creme of Nature is a global hair care brand for women of color that delivers proven solutions infused with natural and healthy ingredients for beautiful, healthy results  Creme of Nature Overview  Creme of Nature Highlights

21 20 24 2017A 2018A 2019A 62 63 65 2017A 2018A 2019A 32 Source: Internal Management data. Note: Direct Contribution and Contribution Margin are non - GAAP measures reconciled to their respective most directly comparable GAAP measure in the appendices attached. See also “NON - GAAP FINANCIAL MEASURES” on page 3. 1 Wholesale includes Shop Naturally Curly, Sally Beauty Supply and other beauty & barber supply stores. Multicultural Group – Financial Overview  Net Sales  Direct Contribution and Margin  2019A Sales Mix 33% 32% 36% ($ Millions) Hair Care 52% Styling 37% Hair Color 11% Retail 48% Wholesale 41% Export 11% Channel Category 1

33 Source: Internal Management data; Nielsen. Note: Financials exclude Jean Nate Fragrance. U.S. market share ranking data from Nielsen. Direct Contribution and Contribution Margin are non - GAAP measures reconciled to their respective most directly comparable GAAP measure in the appendices attached. See also “NON - GAAP FINANCIAL MEASURES” on page 3. Owned Fragrance Portfolio – Overview  Product Franchises  Retail Partnerships Owned Portfolio accounts for approximately 20% of Revlon Fragrance Segment Curve and Charlie contribute to Revlon being the #1 U.S. Mass Fragrance Player Curve is the U.S. Men’s #1 mass fragrance brand $80M 2019A Net Sales $42M 2019A Direct Contribution 53% 2019A Contribution Margin Owned Fragrance Brands Serving as BrandCo Collateral  Group Overview  Highlights Hotspot to create excitement around newness and trend Façade to reduce theft without limiting customer interaction Lower price point body mists to encourage entrance into the category Every day gift sets to drive up the average purchase size

45 43 42 2017A 2018A 2019A 95 84 80 2017A 2018A 2019A 34 Source: Internal Management data. Note: Financials exclude Jean Nate Fragrance. Direct Contribution and Contribution Margin are non - GAAP measures reconciled to their respective most directly comparable GAAP measure in the appendices attached. See also “NON - GAAP FINANCIAL MEASURES” on page 3. 1 EMEA includes Global Travel Retail. Owned Fragrance Portfolio – Financial Overview  Net Sales  Direct Contribution and Margin  2019A Sales Mix 47% 51% 53% ($ Millions)  Key Customers Geography North America 76% EMEA 19% LatAm 2% Pacific 2% Asia 1% 1

 Brand Overview  Brand Highlights $79M 2019A Net Sales $35M 2019A Direct Contribution 45% 2019A Contribution Margin  Product Franchises American Crew – Overview #1 Men’s Grooming Brand: #1 Men’s Professional Brand Worldwide #1 in Men’s Styling & Hair Care in the US Dynamic Presence in both Professional and Retail Channels 35 Source: Internal Management data. Ranking data from Kline 2018. Note: Direct Contribution and Contribution Margin are non - GAAP measures reconciled to their respective most directly comparable GAAP measure in the appendices attached. See also “NON - GAAP FINANCIAL MEASURES” on page 3. Styling Hair & Body Shave & Beard Acumen (Pilot Launched in 2018)

American Crew – Overview (Continued) 36 The Leading Premium Grooming Brand for Professionals and Image - Conscious Men, Globally To support and elevate professional barbers & stylists, delivering excellence to them and their customers To create superior grooming products that enhance the skills of the Pro, while delivering perfect results for the consumer Inspiration. Innovation. Education.  Brand Promise  US Distribution Overview Professional Channel Distribute d across Professional, Prestige & Retail Channels, Maintaining a Balance across Customer Bases and Distribution Channels Retail Channel

28 26 35 2017A 2018A 2019A 77 78 79 2017A 2018A 2019A  2019A Sales Mix American Crew – Financial Overview 37  Net Sales  Direct Contribution and Margin 36% 34% 45% Source: Internal Management data. Note: Direct Contribution and Contribution Margin are non - GAAP measures reconciled to their respective most directly comparable GAAP measure in the appendices attached. See also “NON - GAAP FINANCIAL MEASURES” on page 3. 1 EMEA includes Global Travel Retail. ($ Millions) Styling 67% Hair & Body 20% Shave, Beard & Other 13% Geography Key Subcategories North America 54% EMEA 37% ROW 9% 1

A Unique Opportunity Key Credit Highlights 38 Leader in Beauty ▪ Iconic brands with loyal, diverse customers Diversified Across Categories ▪ Skincare, Cosmetics, Haircare, Nailcare and Fragrance Strength in E - Commerce ▪ Elizabeth Arden wins in DTC Global Footprint ▪ Global manufacturing and distribution network Strong Cash Flow Generation ▪ Sustainable margin profile with significant upside Best - in - Class Management

39 Appendix

40 Reconciliation of Non - GAAP Measures ($ Millions) Note: Financials exclude Jean Nate Fragrance. 2017A 2018A 2019A Adjusted Net Sales: Elizabeth Arden $433.8 $490.1 $520.0 Owned Fragrance Portfolio 95.0 83.8 79.6 Mitchum 84.8 86.4 79.5 American Crew 77.3 77.6 79.0 Almay 82.2 91.0 74.9 Multicultural Group 62.5 62.8 64.9 CND 84.3 84.9 61.5 Total Adjusted Net Sales $919.8 $976.6 $959.5 Oxford ERP disruption-related charges: Elizabeth Arden - - - Owned Fragrance Portfolio - - - Mitchum - (0.9) - American Crew - - - Almay - (0.9) - Multicultural Group - - - CND - - - Total Oxford ERP disruption-related charges $0.0 ($1.7) $0.0 As Reported Net Sales: Elizabeth Arden $433.8 $490.1 $520.0 Owned Fragrance Portfolio 95.0 83.8 79.6 Mitchum 84.8 85.6 79.5 American Crew 77.3 77.6 79.0 Almay 82.2 90.1 74.9 Multicultural Group 62.5 62.8 64.9 CND 84.3 84.9 61.5 Total As Reported Net Sales $919.8 $974.9 $959.5

Reconciliation of Non-GAAP Measures (Continued)

($ Millions)

	2017A	2018A	2019A
Direct Contribution:			
Elizabeth Arden	$96.0	$125.4	$134.3
Owned Fragrance Portfolio	45.0	42.9	42.0
Mitchum	22.6	26.6	20.6
American Crew	27.6	26.3	35.2
Almay	2.3	14.5	12.0
Multicultural Group	20.5	20.4	23.6
CND	26.5	28.7	23.3
Total Direct Contribution	**$240.5**	**$284.8**	**$291.0**
Less: Indirect SG&A			
Elizabeth Arden	($112.2)	($127.2)	($123.4)
Owned Fragrance Portfolio	(15.3)	(12.8)	(11.3)
Mitchum	(22.0)	(24.0)	(21.2)
American Crew	(28.9)	(30.0)	(29.6)
Almay	(17.2)	(19.9)	(15.8)
Multicultural Group	(14.9)	(16.9)	(16.1)
CND	(23.2)	(23.1)	(12.7)
Total Indirect SG&A	**($233.6)**	**($253.8)**	**($230.1)**
Less: Non-operating Items			
Elizabeth Arden	($23.0)	($30.8)	($11.2)
Owned Fragrance Portfolio	(4.4)	(3.8)	(3.5)
Mitchum	(3.0)	(10.2)	(1.7)
American Crew	(2.8)	(1.7)	(1.7)
Almay	(3.0)	(10.5)	(1.6)
Multicultural Group	(2.2)	(1.4)	(1.4)
CND	(3.0)	(1.9)	(1.3)
Total Non-operating Items	**($41.5)**	**($60.3)**	**($22.5)**
Operating Income (loss):			
Elizabeth Arden	($39.2)	($32.6)	($0.3)
Owned Fragrance Portfolio	25.3	26.3	27.2
Mitchum	(2.5)	(7.6)	(2.3)
American Crew	(4.0)	(5.4)	4.0
Almay	(17.8)	(16.0)	(5.4)
Multicultural Group	3.4	2.1	6.1
CND	0.2	3.8	9.3
Total Operating Income (loss)	**($34.6)**	**($29.3)**	**$38.5**

Note: Financials exclude Jean Nate Fragrance.

41

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FYE December 31, 2017A 2018A 2019A Net Income (Loss) ($183) ($294) ($158) Income (Loss) from Discontinued Operations, Net of Taxes (2) - (8) Provision for Income Taxes 22 2 - Foreign Currency (Gains) Losses (19) 16 (2) Excessive Coupon Redemption in Dispute - - 13 Miscellaneous (1) 1 14 Interest Expense 150 177 197 Depreciation and Amortization 165 190 178 Reported EBITDA $132 $92 $234 External Non-Recurring Items Restructuring and Related Charges 33 23 33 Acquisition and Integration Costs 53 14 4 Oxford SAP Disruption-Related Charges - 53 - Loss on Disposal of Minority Investment - 20 (27) Elizabeth Arden Inventory Purchase Accounting Adjustment, Cost of Sales 18 - - Deferred Compensation 2 - - Elizabeth Arden 2016 Business Transformation Program 1 - - Impairment Charge 11 18 - Financial Control Remediation Actions and Related Charges - - 13 Non-Cash Stock Compensation Expense 7 18 8 Revlon Adjusted EBITDA $257 $238 $266 42 Adjusted EBITDA Reconciliation ($ Millions)